UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

December 28, 2006
Date of Report (Date of Earliest Event Reported)

 Bear Stearns ALT-A Trust 2006-R1
(Exact name of issuing entity as specified in its charter)


 EMC Mortgage Corporation
(Exact name of Sponsor as specified in its charter)


 Structured Asset Mortgage Investments II Inc.
(Exact name of Depositor as specified in its charter)


 New York                 333-106323-33                54-6725958
(State or other           (Commission                  (IRS Employer
 Jurisdiction              File Number)                 Identificaton No)
 of Incorporation)




c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

On December 28, 2006 the registrant became aware of a payment issue affecting the exchangeable securities in Bear Stearns ALT-A Trust 2006-R1. Due to an administrative error, by the paying agent, with the set up of the exchangeable securities, the new securities were not paid on the payment date. This oversight was identified and corrected on December 28, 2006.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Bear Stearns ALT-A Trust 2006-R1
(Issuing Entity)

By:  Structured Asset Mortgage Investments II Inc., as Depositor
By: /s/ Michael Nierenberg
By: Michael Nierenberg, Treasurer
Date: January 3, 2007